SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     JULY 6, 2001

                       AMERICAN LOCKER GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)



              DELAWARE             0-439                           16-0338330
            (State or other      (Commission                  (I.R.S. Employer
            jurisdiction of      File Number)                Identification No.)
             incorporation)



                   608 ALLEN STREET, JAMESTOWN, NEW YORK       14701
               (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code   716-664-9600



         (Former name or former address, if changed since last report.)

Reference is made to the Report on Form 8-K filed by American Locker Group Incorporated (the "Registrant" or the "Company") on July 12, 2001. This Amendment to Report on Form 8-K contains financial statements filed in accordance with the Instructions to Item 7 of Form 8-K.


Item 7.       Financial Statements and Exhibits

              (a)  Financial Statements of the Business Acquired



                    B.L.L. CORPORATION d\b\a
                    SECURITY MANUFACTURING CORPORATION
                    AUDITED FINANCIAL STATEMENTS
                    Years Ended October 31, 2000 and 1999

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of B.L.L. Corporation d/b/a Security Manufacturing Corporation

We have audited the accompanying balance sheets of B.L.L. Corporation (a Texas corporation) as of October 31, 2000 and 1999, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of B.L.L. Corporation as of October 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles in the United States.



Powell, Duvall & Parr, LLP
Hurst, Texas
December 18, 2000

                               B.L.L. CORPORATION
                    d/b/a SECURITY MANUFACTURING CORPORATION
                                 BALANCE SHEETS
                            October 31, 2000 and 1999


                                                                                     2000                 1999

                                     ASSETS

CURRENT ASSETS:

     Cash in banks                                                           $     367,905          $     686,097
     Accounts receivable - trade                                                 1,223,865                439,160
     Loans to stockholder                                                           16,067                 49,547
     Inventories                                                                   996,909                800,321
     Other current assets                                                           15,615                    425
     Deferred tax asset                                                             23,306                 20,330
                                                                             -------------          -------------

                           TOTAL CURRENT ASSETS                                  2,643,667              1,995,880

PROPERTY AND EQUIPMENT:

     Machinery and equipment                                                     1,303,343              1,245,347
     Office furniture and equipment                                                145,577                118,534
     Vehicles - partially pledged                                                   83,562                 83,562
     Leasehold improvements                                                        477,410                381,213
                                                                             -------------          -------------

                                                                                 2,009,892              1,828,656

     Less accumulated depreciation                                                 655,874                582,553
                                                                             -------------          -------------

                        NET PROPERTY AND EQUIPMENT                               1,344,018              1,246,103

OTHER ASSETS:

     Deposits                                                                       20,109                  1,352
                                                                             -------------          -------------

                            TOTAL OTHER ASSETS                                      20,109                  1,352
                                                                             -------------          -------------


                                                                             $   4,007,794          $   3,243,335
                                                                             =============          =============




See accompanying notes to financial statements.

                      LIABILITIES AND STOCKHOLDER'S EQUITY


                                                                                   2000               1999
CURRENT LIABILITIES:

     Accounts payable - trade                                              $     403,948         $    192,740
     Payroll taxes payable                                                        27,944                2,439
     Accrued payroll                                                              29,071               14,126
     Accrued property taxes                                                       33,965               22,691
     State and Federal income
         taxes payable                                                           234,017              144,663
     Customer deposits                                                            44,663               27,798
     Other accrued liabilities                                                     2,573                  327
     Current maturities of long term debt                                          7,964               18,418
                                                                           -------------         ------------

                        TOTAL CURRENT LIABILITIES                                784,145              423,202

NONCURRENT LIABILITIES:

     Note payable                                                                  7,964               26,352
     Less current maturities                                                       7,964               18,418
                                                                           -------------         ------------

                                                                                    -                   7,934
     Deferred income taxes                                                       178,706              156,693
                                                                           -------------         ------------

                      TOTAL NONCURRENT LIABILITIES                               178,706              164,627
                                                                           -------------         ------------

                            TOTAL LIABILITIES                                    962,851              587,829

STOCKHOLDER'S EQUITY:

     Common stock, $1.00 par value,
         100,000 shares authorized, 11,000
         shares issued and outstanding                                            11,000               11,000
     Retained earnings                                                         3,033,943            2,644,506
                                                                           -------------         ------------

                       TOTAL STOCKHOLDER'S EQUITY                              3,044,943            2,655,506
                                                                           -------------         ------------

                                                                           $   4,007,794         $  3,243,335
                                                                           =============         ============


                               B.L.L. CORPORATION
                    d/b/a SECURITY MANUFACTURING CORPORATION
                            STATEMENTS OF CASH FLOWS
                      Years Ended October 31, 2000 and 1999

                                                                                     2000                 1999

SALES                                                                            $ 6,847,472            $ 5,441,679

COST OF SALES                                                                      4,324,920              3,304,959
                                                                                 -----------            -----------

                               GROSS PROFIT                                        2,522,552              2,136,720

SELLING, GENERAL AND ADMINISTRATIVE EXPENSE                                        1,847,062              1,711,753
                                                                                 -----------            -----------

                          INCOME FROM OPERATIONS                                     675,490                424,967

OTHER INCOME AND (EXPENSE)

Miscellaneous income                                                                   6,155                    653
Interest income                                                                        3,038                  1,913
Interest Expense                                                                      (1,447)                (2,513)
Gain (Loss) on sales of assets                                                        (2,686)                (6,135)
Gain (Loss) on sales of marketable securities                                              -                  7,303
Dividend income                                                                           67                    133
                                                                                 -----------            -----------

                      NET INCOME BEFORE PROVISION FOR                                680,617                426,321
                              INCOME TAXES

INCOME TAX EXPENSE                                                                   291,180                148,672
                                                                                 -----------            -----------

                               NET INCOME                                            389,437                277,649

RETAINED EARNINGS, beginning of year                                               2,644,506              2,366,857
                                                                                 -----------            -----------

                       RETAINED EARNINGS, end of year                            $ 3,033,943            $ 2,644,506
                                                                                 ===========            ===========






See accompanying notes to financial statements.

                               B.L.L. CORPORATION
                    d/b/a SECURITY MANUFACTURING CORPORATION
                            STATEMENTS OF CASH FLOWS
                      Years Ended October 31, 2000 and 1999


                                                                                        2000              1999
   CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income                                                                    $    389,437       $   277,649
   Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization                                                      121,073           114,424
   Bad debt provision                                                                  62,260                 -
   Deferred income taxes                                                               19,037           (31,949)
   Unrealized loss on marketable securities                                                 -              (568)
   Realized (gain) loss on marketable securities                                            -            (7,304)
   (Gain) loss on disposal of property                                                  2,686             6,135
   (Increase) Decrease in Current Assets:
     Accounts receivable                                                             (846,965)          220,328
     Refundable income taxes                                                                -             9,160
     Inventories                                                                     (196,588)          107,792
   Other assets                                                                       (15,190)           34,649
Increase (Decrease) in Current Liabilities:
   Accounts payable                                                                   211,208            19,073
   Accrued liabilities                                                                 53,970           (82,208)
   Customer deposits                                                                   16,865           (20,434)
   Income taxes payable                                                                89,354            12,095
                                                                                 ------------       -----------

                             Total adjustments                                       (482,290)          381,193
                                                                                 ------------       ------------

       NET CASH PROVIDED BY OPERATING ACTIVITIES                                      (92,853)          658,842

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of marketable securities                                                        -           (17,767)
   Sales of marketable securities                                                           -            49,623
   Cash payments for the purchase of property                                        (261,674)         (192,065)
   Deposits on equipment purchases                                                    (18,757)                -
   Collections on loans                                                                     -            10,753
   Cash proceeds from the sale of property                                             40,000                 -
                                                                                 ------------       -----------

              NET CASH (USED) BY INVESTING ACTIVITIES                                (240,431)         (149,476)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Loans (to) payments from shareholder                                                33,480           (23,520)
   Principal payments on long-term debt                                               (18,388)          (17,219)
                                                                                 ------------      ------------

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                       15,092           (40,739)
                                                                                 ------------

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS                                      (318,192)         (468,627)
   Cash and equivalents, beginning of year                                            686,097           217,470
                                                                                 ------------       -----------

                          CASH AND EQUIVALENTS, end of year                      $    367,905       $   686,097
                                                                                 ============       ===========




See accompanying notes to financial statements.

                               B.L.L. CORPORATION
                    d/b/a SECURITY MANUFACTURING CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                            October 31, 2000 and 1999

NOTE A - NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
            POLICIES

NATURE OF ORGANIZATION:
----------------------

B.L.L. Corporation "B.L.L." was formed in November 1990 as a Texas corporation. It does business under two assumed names: Security Manufacturing Corporation and Better Locks For Less. Security Manufacturing Corporation "Security", a California corporation, was the predecessor to B.L.L. In November, 1990, Security merged into B.L.L. Corporation in exchange for all the issued and outstanding shares and immediately upon the exchange, distributed B.L.L. shares to its shareholders and liquidated.

Security manufactures and sells secure postal boxes for customers throughout the U.S., Canada, South America and certain European countries. The postal boxes are standardized but the Company does manufacture to customer specifications.

USE OF ESTIMATES:
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of certain assets and liabilities and disclosure of contingent liabilities at the date of the financial statements. They also affect reported amounts of revenues and expenses during the reporting period. Actual results could differ from those amounts.

CASH AND EQUIVALENTS:
--------------------

Cash and equivalents include all demand deposits, certificates of deposit and marketable securities with original maturities of three months or less.

CONCENTRATION OF CREDIT:
-----------------------

There is a concentration of credit in two of the Company's customers: Mail Boxes, Etc "MBE" and the U.S. Postal Service. MBE is a publicly traded enterprise on the "Over-the-Counter" market. The U.S. Postal Service has annual contracts with "Security" that may be renewed for several annual periods. The amounts due from MBE and the U.S. Postal Service at October 31, 2000 is $174,043 and $309,036. No concentration of credit risk existed at October 31, 1999.

UNINSURED CASH BALANCES:
-----------------------

The Company maintains cash balances at a local bank in excess of the "FDIC" insured limit of $100,000. The amount in excess of insured limits was approximately $317,941 and $597,764 at October 31, 2000 and 1999, respectively.

MARKETABLE INVESTMENTS:
----------------------

Management considers its investments in marketable securities to be available-for-sale. Marketable short-term investments are valued at fair value in accordance with SFAS 115. Gains and losses realized on sales of investments are recognized in income for each period, utilizing the specific identification method. Unrealized gains and losses are reflected as a separate component of Stockholder's Equity net of the income tax effects of such gains or losses.

                               B.L.L. CORPORATION
                    d/b/a SECURITY MANUFACTURING CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                            October 31, 2000 and 1999

NOTE A - NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
          POLICIES - (CONTINUED)

INVENTORIES:
-----------

Inventories are stated at the lower of cost or market, cost being determined using an average cost method.

PROPERTY, EQUIPMENT AND DEPRECIATION:
------------------------------------

Property and equipment are carried at cost. Depreciation is calculated generally using the straight-line methods over the estimated useful lives of the assets as follows:

                  Machinery                                    10 - 36 years
                  Office equipment                              5 - 10 years
                  Vehicles                                      5 years
                  Leaseholds improvements                      40 years

Depreciation expense charged against income was $121,073 and $114,424, for the years ended October 31, 2000 and 1999, respectively.

INCOME TAXES:
------------

Deferred income taxes are provided for temporary difference between financial statement and income tax reporting, principally from using accelerated depreciation methods and the shorter lives specified for tax reporting purposes under the estimated economic lives of the classes of assets.

COMPENSATED ABSENCES:
--------------------

Employees of the Company are entitled to paid vacation depending on job classification, length of service, and other factors. It is impractical to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The Company's policy is to recognize the costs of compensated absences when actually paid to employees.

Advertising

The Company expenses advertising costs as they are incurred.

RECLASSIFICATION OF FINANCIAL STATEMENT PRESENTATION:
----------------------------------------------------

Certain reclassifications have been made to the 1999 financial statements to conform with the 2000 financial statement presentation. Such reclassifications had no effect on net income as previously reported.

                               B.L.L. CORPORATION
                    d/b/a SECURITY MANUFACTURING CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                      Years Ended October 31, 2000 and 1999



NOTE B - ACCOUNTS RECEIVABLE

At October 31, 2000 and 1999, accounts receivable consisted of the following:
                                                                                     2000                 1999
Trade Receivables                                                                $ 1,294,406          $   456,005
Less Allowance for Doubtful Accounts                                                  70,541               16,845
                                                                                 -----------        -------------

Accounts Receivable - Net                                                        $ 1,223,865          $   439,160
                                                                                 ===========          ===========

NOTE C - INVESTMENTS

Realized   gains  and  losses   are   determined   on  the  basis  of   specific
identification.  During  1999,  sales  proceeds  and  gross  realized  gains  on securities classified as available for sale were:
                                                                                                          1999
          Sale proceeds                                                                               $    49,623
                                                                                                      ===========

          Gross realized gains                                                                       $      7,303
                                                                                                     ============

NOTE D - INVENTORIES

Inventories at October 31, 2000 and 1999 consist of the following components:
                                                                                     2000                 1999

          Raw materials                                                          $   621,854          $   429,430
          Work in process                                                            279,677              247,498
          Finished goods                                                              95,378              123,393
                                                                                 -----------          -----------

                                                                                 $   996,909          $   800,321
                                                                                 ===========          ===========

NOTE E - INCOME TAXES

The provision for income taxes is summarized as follows:
                                                                                        2000              1999

   Provision for federal income tax:
          Current                                                                $   259,495          $   176,951
          Deferred                                                                    19,037              (30,845)
                                                                                 -----------          -----------

                                                                                     278,532              146,106

   Provision for state tax:
          Current                                                                     12,648                3,670
          Deferred                                                                         -               (1,104)
                                                                                 -----------          -----------

                                                                                      12,648                2,566
                                                                                 -----------          -----------

   Provision for income taxes                                                    $   291,180          $   148,672
                                                                                 ===========          ===========


                               B.L.L. CORPORATION
                    d/b/a SECURITY MANUFACTURING CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                            October 31, 2000 and 1999

NOTE F - LONG-TERM DEBT

At October 31, long-term debt consisted of:
                                                                                     2000                 1999
          Note payable - bank, due in monthly  installments of $1,644  including interest at 7.0% per annum, secured
          by an automobile, matures March 3, 2001                                 $    7,964           $   26,352

          Less current maturities                                                      7,964               18,418
                                                                                  ----------           ----------
                                                                                           -                7,934
                                                                                  ----------           ----------

Maturities of long-term debt at October 31 are:

          2000                                                                    $        -           $   18,418
          2001                                                                         7,964                7,934
          2002                                                                             -                    -
          2003                                                                             -                    -
          2004                                                                             -                    -
          Beyond                                                                           -                    -
                                                                                  ----------           ----------
                                                                                  $    7,964           $   26,352
                                                                                  ==========           ==========

NOTE G - SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

                                                                                     2000                 1999

              Interest expense                                                    $    1,447           $    2,513
              Income taxes                                                        $  185,000           $  165,958


NOTE H - SIGNIFICANT SOURCES OF REVENUE

A substantial part of the Company's business is dependent on two customers. Sales to one of the customers were $900,822 and $845,245, representing 13% and 16% of annual sales for the years ended October 31, 2000 and 1999, respectively.

The other customer's sales were $1,632,634 and $749,568, representing 24% and 14% of annual sales for the years ended October 31, 2000 and 1999, respectively.

NOTE I - RELATED PARTY TRANSACTIONS

FACILITY LEASE:
--------------

The Company leases its corporate offices and manufacturing facility located at 815 S. Main, Grapevine, Texas from its sole shareholder on a month to month basis. The amount charged to operations as rent expense was $468,500 for each of the years ended October 31, 2000 and 1999.

SHAREHOLDER LOANS:
-----------------

The shareholder of the Company had outstanding loans due to the Company at October 31, 2000 and 1999 in the amounts of $16,067 and $49,547, respectively.

(b)      Pro Forma Financial Information

Pro Forma Financial Statements

The following pro forma consolidated balance sheet as of June 30, 2001 and the pro forma consolidated statements of income for the six months ended June 30, 2001 and the year ended December 31, 2000 have been prepared to reflect the Company's acquisition of B.L.L. Corporation d/b/a Security Manufacturing Corporation ("BLL") and related real estate ("Real Estate") and the adjustments described in the accompanying notes. The pro forma financial statements are based on the historical financial information of American Locker Group, Incorporated and BLL and the historical transactions regarding the related real estate and should be read in conjunction with those financial statements and notes thereto. The consolidated pro forma financial information is not necessarily indicative of the financial position or results of operations that actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

                       American Locker Group Incorporated

                 Unaudited Pro Forma Consolidated Balance Sheet
                               AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

                                                American
                                             Locker Group,
                                                Inc.(1)                              Real                              Pro Forma as
                                                                   BLL(2)         Estate(3)     Adjustments              Adjusted

ASSETS
Current assets:
       Cash and cash equivalents               $  3,449,651        $    724,278  $          -     $ (748,318)  (4)     $ 3,425,611
       Accounts and notes receivable              4,426,843             705,703             -               -            5,132,546
       Inventories                                5,777,005           1,262,181             -               -            7,039,186
       Prepaid expenses                             232,098              54,306             -       (150,000)  (5)         136,404
       Deferred income taxes                        668,769                   -             -               -              668,769
                                             ----------------------------------------------------------------          -----------
Total current assets                             14,554,366           2,746,468             -       (898,318)            16,402,16

Net property, plant and equipment                 1,710,201           1,359,720     3,500,000       (427,410)  (6)       6,142,511
Goodwill                                                  -                   -             -       6,442,372  (7)       6,442,372
Other intangible assets                                   -                   -             -         372,000  (8)         372,000
                                             ----------------------------------------------------------------          -----------


Total Assets                                   $ 16,264,567        $  4,106,188  $  3,500,000     $ 5,488,644          $29,359,399
                                             ================================================================          ===========


LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities:
       Accounts payable                        $  1,043,519        $    412,988  $                $                    $ 1,456,507
       Commissions, salaries, wages and             190,282              23,151             -               -              213,433
          taxes thereon
       Other accrued expenses                       860,847              32,305             -         172,000  (9)       1,065,152
       Federal, state and foreign income            259,430             174,000             -               -              433,430
          taxes payable
       Current portion of long-term debt            200,000                   -             -      1,420,678)  (10)      1,620,678
                                             ----------------------------------------------------------------          -----------

Total current liabilities                         2,554,078             642,444             -       1,592,678            4,789,200

Long-term liabilities:
       Long-term debt                                33,318                   -             -     10,506,004)  (10)     10,539,322
       Pension and other benefits                   429,106                   -             -         175,000  (9)         604,106
       Deferred income taxes                         99,430             178,706             -               -              278,136
                                             --------------- ------------------- ------------- ---------------         -----------
                                                    561,854             178,706             -      10,681,004           11,421,564

Stockholders' equity:
       Common stock                               2,511,026              11,000     3,500,000     (3,511,000)  (11)     2,511,026
       Other capital                                561,708                   -             -               -              561,708
       Retained earnings                         14,090,743           3,274,038             -     (3,274,038)  (11)    14,090,743
       Treasury stock at cost                   (3,816,533)                   -             -               -          (3,816,533)
       Accumulated other comprehensive            (198,309)                   -             -               -            (198,309)
          income
Total stockholders' equity                       13,148,635           3,285,038     3,500,000     (6,785,038)           13,148,635
                                             -----------------------------------------------------------------        ------------
Total liabilities and stockholders' equity     $ 16,264,567        $  4,106,188  $  3,500,000     $ 5,488,644          $29,359,399
                                             ================================================================         ============

(See Footnotes on following page.)


(1)      Represents the Company's consolidated balance sheet at June 30, 2001.

(2)      Represents BLL's balance sheet at June 30, 2001.

(3) Represents the purchase of real estate from the former shareholders of BLL.

(4) Represents adjustment for cash used in acquisition of BLL and related real estate by American Locker Group, Inc.

(5)      Represents  reclassification  of  acquisition   costs  incurred  by the
         Company prior to June 30, 2001, from prepaid expenses to goodwill.

(6)      Represents adjustment to record property and equipment of BLL   at fair
         value.

(7) Represents goodwill in the amount of the acquisition price including acquisition costs in excess of the fair value of the assets and liabilities acquired.

(8)      Represents  cost   of   non-compete  agreement  to   be   paid to prior
         shareholders of BLL and debt acquisition costs.

(9) Represents accrual for future payments under non-compete agreement with prior shareholders of BLL and accrual for debt acquisition costs.

(10) Represents the debt incurred for the acquisition of BLL and real estate by American Locker Group, Inc.

(11)     Represents elimination of  June 30, 2001  equity   accounts of BLL  and
         related real estate.

               American Locker Group Incorporated and Subsidiaries

              Unaudited Pro Forma Consolidated Statements of Income

                                                    SIX MONTHS ENDED JUNE 30, 2001

                                                American
                                             Locker Group,                                                          Pro Forma as
                                                Inc.(1)            BLL(2)            Real       Adjustments            Adjusted
                                                                                  Estate(3)
                                             --------------------------------------------------------------         --------------


Net sales                                    $   17,942,511  $        2,911,859  $    234,250  $    (234,250)  (4)  $   20,854,370
Cost of products sold                            12,738,951  $        1,856,001        47,500       (222,537)  (5)      14,444,915
                                                                                                       25,000  (6)
                                             ----------------------------------------------------------------       --------------

Gross profit                                      5,203,560           1,055,858       186,750        (36,713)            6,409,455
Selling, administrative and general               2,918,896             860,756        34,500       (271,713)  (7)       3,567,439
expenses                                                                                               25,000  (6)
Amortization of goodwill                           -                 -                -               161,059  (8)         161,059
                                             ----------------------------------------------------------------       --------------

Income from operations                            2,284,664             195,102       152,250          48,941            2,680,957

Interest income                                      88,126               1,650       -              (14,000)  (9)          75,776
Other (expense) income-net                          185,967               9,406       -              -                     195,373
Interest expense                                   (28,837)          -                -             (380,302) (10)       (409,139)
                                             ----------------------------------------------------------------       --------------

Income before income taxes                        2,529,920             206,158       152,250       (345,361)            2,542,967
Income taxes                                        989,178              87,000        61,000        (80,828) (11)       1,056,350
                                             ----------------------------------------------------------------       --------------

Net income                                   $    1,540,742  $          119,158  $     91,250  $    (264,534)       $    1,486,616
                                             ================================================================       ==============



Earnings per share of common stock:
     Basic                                   $         0.75                                                         $         0.72
                                             ===============                                                        ==============
     Diluted                                 $         0.74                                                         $         0.71
                                             ===============                                                        ==============



Common shares used in basic earnings
     per share calculation                        2,058,977                                                              2,058,977
                                             ===============                                                        ==============
Common shares used in diluted earnings
     per share calculation                        2,081,272                                                              2,081,272
                                             ===============                                                        ==============





(1) Represents the Company's consolidated results of operations for the six months ended June 30, 2001.

(2)  Represents BLL's results of operations for the six months   ended April 30,
     2001.

(3)  Represents  the real  estate entity's  results   of  operation for  the six
     months ended April 30, 2001.

(4)  Represents elimination of the real estate lease revenue from BLL.

(5) Represents elimination of BLL lease expense recorded as cost of products sold to real estate entity.

(6) Represents estimated expense of new employees hired by BLL after the acquisition and other post acquisition expenses.

(7) Represents prior BLL owner's salary that will eliminated as a result of the acquisition by American Locker Group, Inc. and portion of BLL lease expense to real estate entity recorded as administrative expense.

(8) Represents amortization of goodwill from the acquisition of BLL by American Locker Group, Inc. over a 20 year life.

(9) Represents elimination of interest income on cash used for acquisition of BLL by American Locker Group, Inc.

(10) Represents the incremental interest expense to finance the acquisition of BLL and the real estate by American Locker Group, Inc.

(11) Represents the tax effect of the pro forma adjustments, except for the amortization of goodwill, for which no tax benefit has been recorded.

               American Locker Group Incorporated and Subsidiaries


                                          Unaudited Pro Forma Consolidated Statement of Income
                                                              FOR THE YEAR ENDED DECEMBER 31, 2000
                                           -------------------------------------------------------------------

                                                American
                                             Locker Group,                                                            Pro Forma as
                                                Inc.(1)            BLL(2)            Real       Adjustments             Adjusted
                                                                                  Estate(3)
                                             -----------------------------------------------------------------        -------------

Net sales                                    $   37,662,140  $        6,847,472  $    468,500  $    (468,500)    (4)  $ 44,509,612
Cost of products sold                            27,025,940  $        4,324,920                     (444,138)    (5)    30,956,722
                                                                                                       50,000    (6)
                                             ---------------------------------- ------------------------------        -------------
                                                 10,636,200           2,522,552       468,500        (74,362)           13,552,890
Selling, administrative and general               6,039,584           1,847,062        64,000       (544,362)    (7)     7,456,284
expenses
                                                                                                       50,000    (6)
Amortization of goodwill                           -                 -                -               322,119    (8)       322,119
                                             -----------------------------------------------------------------        -------------
Income from operations                            4,596,616             675,490       404,500          97,881            5,774,487

Interest income                                     190,486               3,038       -              (28,000)    (9)       165,524
Other (expense) income-net                          194,450               3,536       -              -                     195,986
Interest expense                                  (140,920)             (1,447)       -             (854,848)   (10)     (997,215)
                                             -----------------------------------------------------------------        -------------
Income before income taxes                        4,840,632             680,617       404,500       (784,967)            5,140,782
Income taxes                                      1,891,419             291,180       162,000       (210,469)   (11)     2,134,130
                                             -----------------------------------------------------------------        -------------
Net Income                                   $    2,949,213  $          389,437  $    242,500  $    (574,498)         $  3,006,652
                                             =============== =================== ============= ===============        =============


Earnings per share of common stock:
     Basic                                   $         1.33                                                           $       1.36
                                             ===============                                                          =============
     Diluted                                 $         1.32                                                           $       1.35
                                             ===============                                                          =============

Common shares used in basic earnings
     per share calculation                        2,214,406                                                              2,214,406
                                             ===============                                                          =============

Common shares used in diluted earnings
     per share calculations                       2,230,785                                                              2,230,785
                                             ===============                                                          =============




(1) Represents the Company's consolidated results of operations for the year ended December 31, 2000.

(2)  Represents BLL's results   of operations   for  the year ended December 31,
     2000.

(3)  Represents the real  estate   entity's  results   of operation for the year
     ended December 31, 2000.

(4)  Represents elimination of the real estate lease revenue from BLL.

(5) Represents elimination of BLL lease expense recorded as cost of products sold to real estate entity.

(6) Represents estimated expense of new employees hired by BLL after the acquisition and other post acquisition expenses.

(7) Represents prior BLL owner's salary that will eliminated as a result of the acquisition by American Locker Group, Inc. and portion of BLL lease expense to real estate entity recorded as administrative expense.

(8) Represents amortization of goodwill from the acquisition of BLL by American Locker Group, Inc. over a 20 year life.

(9) Represents elimination of interest income on cash used for acquisition of BLL by American Locker Group, Inc.

(10) Represents the incremental interest expense to finance the acquisition of BLL and the real estate by American Locker Group, Inc.

(11) Represents the tax effect of the pro forma adjustments, except for the amortization of goodwill, for which no tax benefit has been recorded.

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                           American Locker Group Incorporated

SEPTEMBER 5, 2001
-----------------
     (Date)                                /s/EDWARD F. RUTTENBERG
                                           -------------------------------------
                                           Edward F. Ruttenberg
                                           Chairman  and Chief Executive Officer